ACQUISITIONS AND DISPOSALS - Disposal of Guofu Huimei and its subsidiaries loss regarding the deconsolidation (Details) - Dec. 26, 2022 - Guofu Huimei and its subsidiaries
¥ in Thousands, $ in Thousands
	CNY (¥)	USD ($)
ACQUISITIONS AND DISPOSALS
Cash proceeds	¥ 190,000	$ 27,547
Disposition of net assets	(189,402)	(27,460)
Goodwill	(6,450)	(935)
Accumulated other comprehensive loss	(55,694)	(8,075)
Loss on disposal of CHS	¥ (61,546)	$ (8,923)